COLUMBIA FUNDS INSTITUTIONAL TRUST


                               CMG Core Bond Fund
                            CMG Short Term Bond Fund
                         CMG Ultra Short Term Bond Fund
                               CMG High Yield Fund

                     (Each a "Fund" and together the "Funds.")

                      Supplement dated May 23, 2008 to the
                       Statement of Additional Information
                             dated December 1, 2007




     1. Paragraph one under the section entitled "Other Services Provided; The Transfer Agent" is hereby removed and replaced in its entirety with the following disclosure:

     Columbia Management Services, Inc. acts as Transfer Agent for each Fund's shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. The Funds do not pay any separate fees and expenses for services rendered under the Transfer Agency Agreement. The annual transfer agent fee together with all out-of-pocket expenses incurred by the Funds are paid by the Advisor as part of the Unified Fee.

























INT-50/149012-0208